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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 1997



                            TARGET THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




           0-19801                                 95-3962471
(Commission File Number)                      (IRS Employer Identification No.)




47201 Lakeview Blvd., Fremont, CA                       94538
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:               (510) 440-7700


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On February 20, 1997, Target Therapeutics, Inc., a Delaware corporation (the "Company"), announced that it has received final clearance from the Ministry of Health and Welfare (MWH) in Japan to market the latest generation Guglielmi Detachable Coil (GDC(R)) System in that country. Further details regarding this announcement are contained in the Company's press release dated February 20, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit 99.1 Target Therapeutics, Inc. Press Release dated February 20, 1997.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                TARGET THERAPEUTICS, INC.
                                (Registrant)



Dated:  February 24, 1997       By: /s/ Robert E. McNamara
                                    -------------------------------------------
                                    Robert E. McNamara
                                    Vice President, Finance and Administration,
                                    Chief Financial Officer (Principal Financial
                                    and Accounting Officer) and Assistant
                                    Secretary

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                                INDEX TO EXHIBITS




      Exhibits.
      ---------

      99.1     Target Therapeutics, Inc. Press Release dated February 20, 1997.